Exhibit 99.1 1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

First Quarter Fiscal 2022 Financial Results

•	Net Sales $60.8 Million (+20.4%)
•	Gross Margin 47.7% (+70 Basis Points)
•	GAAP EPS $0.24 / Non-GAAP EPS $0.48

COLUMBIA, Mo., September 9, 2021 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for rugged outdoor enthusiasts, today announced financial results for the first quarter fiscal 2022 ended July 31, 2021.

First Quarter Fiscal 2022 Financial Highlights

•

Net sales of $60.8 million for the first quarter of fiscal 2022 grew 20.4% compared with the first quarter of fiscal 2021 and grew 82.9% compared with the first quarter of fiscal 2020, reflecting increased net sales in traditional sales channels and increased international net sales.

•	Gross margin of 47.7% increased 70 basis points over the comparable quarter last year.
•	Net income of $3.5 million, or $0.24 per diluted share, compared with net income of $1.8 million, or $0.13 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income of $6.8 million, or $0.48 per diluted share, compared with non-GAAP net income of $5.0 million, or $0.36 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, transition costs, COVID-19 expenses, technology implementation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•

Adjusted EBITDAS was $9.6 million, or 15.7% of net sales, compared with $8.7 million, or 17.3% of net sales, for the comparable quarter last year.  Concurrent with the company’s spin-off in fiscal 2021, the accounting treatment of its headquarters facility changed from a finance lease to an operating lease.  Excluding that change, Adjusted EBITDAS margins in the first quarter of fiscal 2022 were relatively flat year over year. For a detailed reconciliation, see the schedules that follow in this release.

Brian Murphy, President and CEO, said, “I am extremely pleased with our strong start to the new fiscal year.  We delivered first quarter growth in net sales and profitability, results that reflect our dedication to building authentic, lifestyle brands that help consumers make the most out of the moments that matter.  We believe that quarterly net sales growth of more than 20% over fiscal 2021, and nearly 83% over fiscal 2020, demonstrated the alignment of our brands with strong consumer trends in personal protection and the outdoor lifestyle activities we serve.”

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

“Our Dock & Unlock™ process continued to fuel innovation and drive future growth.  During the first quarter, we attended ICAST, the fishing industry’s premier tradeshow, where we proudly received a best in category award for “Best Cutlery, Hand Pliers and Tools” for our new BUBBA® Pro Series Electric Fillet Knife, and introduced a number of new BUBBA® products, a lifestyle brand known for its high-quality fishing equipment designed for Water to Plate™ anglers.  We also announced BUBBA®’s entry into the $700 million retail market for saltwater fishing rods, reels, and components, and unveiled our first rods featuring the proprietary BUBBA® red grip handle, which we anticipate will be available to consumers in February 2022.”

Murphy concluded, “Our entry into fishing rods is the direct result, and just one example, of employing our Dock & Unlock™ strategy to drive innovation and provide entry into new markets.  With an outdoor industry that has experienced unprecedented levels of consumer participation over the past year, our unique Dock & Unlock™ strategy in place, and a strong first quarter under our belts, we are excited about our opportunities, and we look forward to sharing our progress as we take our brands from Niche to Known™.”

Andrew Fulmer, Chief Financial Officer, said, “Our strong financial performance, combined with our robust balance sheet, allowed us to invest in our business during the first quarter.  Our teams did an outstanding job building up our internal inventory levels over the quarter to support upcoming product launches and to mitigate supply chain risk, particularly for our high-volume products.  Even with this strategic buildup of inventory, which we plan to continue in our second quarter, we ended the first quarter with cash of $56.3 million and no borrowings on our $50.0 million senior secured credit facility, which is expandable by an additional $15.0 million under certain conditions.  This means that we have over $120.0 million in available capital to support our organic growth initiatives and potential future acquisitions.  We believe that our strong balance sheet, combined with a consumer preference for our brands, positions us well for future growth.  Consequently, today we are reaffirming our outlook for fiscal 2022, which, at the midpoint, would represent net sales growth of roughly 4% over fiscal 2021, and net sales growth of nearly 72% over fiscal 2020.”

Outlook

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
NET SALES, EARNINGS PER SHARE, and ADJUSTED EBITDAS GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Year Ending April 30, 2022
Net sales (in thousands)	$280,000	$295,000

GAAP income per share - diluted	$1.00	$1.24
Amortization of acquired intangible assets	0.96	0.96
Stock compensation	0.21	0.21
Technology implementation	0.19	0.19
Tax effect of non-GAAP adjustments	(0.34)	(0.34)
Non-GAAP income per share - diluted	$2.02	$2.26
Non-GAAP Adjusted EBITDAS (in thousands)	$42,000	$47,000

The Company is not providing a quantitative reconciliation of non-GAAP Adjusted EBITDAS guidance in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. In this regard, the Company does not provide a reconciliation of forward-looking non-GAAP Adjusted EBITDAS to GAAP net income due to the inherent difficulty in forecasting and

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected GAAP net income may vary significantly based on actual events, including variations in acquired intangible asset amortization and stock compensation expense, the Company is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income being materially less than is indicated by projected non-GAAP Adjusted EBITDAS.

Conference Call and Webcast

The Company will host a conference call and webcast today, September 9, 2021, to discuss its first quarter fiscal 2022 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (833) 570-1129 and reference conference identification number 6259758.  No RSVP is necessary.  The conference call audio webcast can also be accessed live on the Company's website at www.aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” “Adjusted EBITDAS,” and “free cash flow” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected non-GAAP income per share diluted and free cash flow are contained under the “Outlook” section of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends.  The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) transition costs, (iv) COVID-19 expenses, (v) technology implementation, (vi) the tax effect of non-GAAP adjustments, (vii) interest expense, (viii) income tax expense, (ix) depreciation and amortization, and (x) related party interest income; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis.  These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures.  The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts.  The company produces innovative, top quality products under its brands Caldwell®; Wheeler®; Tipton®; Frankford Arsenal®; Hooyman®; BOG®; MEAT!; Uncle Henry®; Old Timer®; Imperial®; Crimson Trace®; LaserLyte®; Lockdown®; ust®; BUBBA®; and Schrade®.  For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our dedication to building authentic, lifestyle brands that help consumers make the most out of the moments that matter; our belief that our quarterly net sales growth demonstrates the alignment of our brands with strong consumer trends in personal protection and the outdoor lifestyle activities we serve; our belief that our Dock & Unlock™ process continues to fuel innovation and drive future growth; our anticipation that the new BUBBA® fishing rods will be available to consumers in the second half of our fiscal year; our initiatives for organic growth and potential for future acquisitions; our anticipated strategic buildup of inventory; our belief that our strong balance sheet, combined with a consumer preference for our brands, positions us well for future growth; our reaffirmation of our outlook for fiscal 2022 and our outlook for fiscal 2022. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the effects of the COVID-19, pandemic, including potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021.

Forward-looking statements included in this press release speak only as of the date of this press release. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this press release except as may be required by the federal securities laws.

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED BALANCE SHEETS
(Unaudited)
	As of:
	July 31, 2021	April 30, 2021
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$56,343	$60,801
Accounts receivable, net of allowance for credit losses of $89 on July 31, 2021 and $119 on April 30, 2021	33,525	37,487
Inventories	92,042	74,296
Prepaid expenses and other current assets	9,022	7,098
Income tax receivable	—	149
Total current assets	190,932	179,831
Property, plant, and equipment, net	10,950	10,992
Intangible assets, net	50,321	53,643
Goodwill	64,315	64,315
Right-of-use assets	24,984	25,375
Deferred income taxes	6,793	6,683
Other assets	364	424
Total assets	$348,659	$341,263
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$20,182	$16,021
Accrued expenses	12,322	9,843
Accrued payroll and incentives	3,242	6,774
Accrued income taxes	720	—
Lease liabilities, current	1,793	1,771
Accrued profit sharing	2,181	1,933
Total current liabilities	40,440	36,342
Lease liabilities, net of current portion	24,327	24,780
Other non-current liabilities	85	236
Total liabilities	64,852	61,358
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,099,641 shares issued and outstanding on July 31, 2021 and 14,059,440 shares issued and outstanding on April 30, 2021	14	14
Additional paid in capital	265,807	265,362
Retained earnings	17,986	14,529
Total equity	283,807	279,905
Total liabilities and equity	$348,659	$341,263

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Dollars in thousands, except per share data)

	For the Three Months Ended July 31,
	2021	2020
	(Unaudited)
Net sales	$60,768	$50,468
Cost of sales	31,785	26,737
Gross profit	28,983	23,731
Operating expenses:
Research and development	1,521	1,230
Selling, marketing, and distribution	13,200	10,543
General and administrative	10,039	9,494
Total operating expenses	24,760	21,267
Operating income	4,223	2,464
Other income/(expense), net:
Other income, net	129	84
Interest (expense)/income, net	(46)	336
Total other income, net	83	420
Income from operations before income taxes	4,306	2,884
Income tax expense	849	1,095
Net income/comprehensive income	$3,457	$1,789
Net income per share:
Basic	$0.25	$0.13
Diluted	$0.24	$0.13
Weighted average number of common shares outstanding:
Basic	14,083	13,975
Diluted	14,301	13,975

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended July 31,
	2021	2020
	(In thousands)
Cash flows from operating activities:
Net income	$3,457	$1,789
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	4,179	5,388
Loss on sale/disposition of assets	127	—
Provision for losses on accounts receivable	23	97
Deferred income taxes	(110)	—
Stock-based compensation expense	752	298
Changes in operating assets and liabilities:
Accounts receivable	3,939	(6,031)
Inventories	(17,746)	(9,594)
Accounts payable	4,226	6,165
Accrued liabilities	(805)	3,464
Other	(1,207)	(1,012)
Net cash (used in)/provided by operating activities	(3,165)	564
Cash flows from investing activities:
Payments to acquire patents and software	(127)	(105)
Payments to acquire property and equipment	(859)	(879)
Net cash used in investing activities	(986)	(984)
Cash flows from financing activities:
Net transfers from former Parent	—	186
Proceeds from exercise of options to acquire common stock	5	—
Payment of employee withholding tax related to restricted stock units	(312)	—
Net cash (used in)/provided by financing activities	(307)	186
Net decrease in cash and cash equivalents	(4,458)	(234)
Cash and cash equivalents, beginning of period	60,801	234
Cash and cash equivalents, end of period	$56,343	$—
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$38	$—
Income taxes	$85	$—

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (Dollars in thousands, except per share data) (Unaudited)

	For the Three Months Ended July 31,
	2021	2020
GAAP gross profit	$28,983	$23,731
Transition costs	—	127
Non-GAAP gross profit	$28,983	$23,858

GAAP operating expenses	$24,760	$21,267
Amortization of acquired intangible assets	(3,428)	(4,012)
Stock compensation	(752)	(298)
Transition costs	—	(124)
Technology implementation	(272)	—
COVID-19 expenses	—	(223)
Non-GAAP operating expenses	$20,308	$16,610

GAAP operating income	$4,223	$2,464
Amortization of acquired intangible assets	3,428	4,012
Stock compensation	752	298
Transition costs	—	251
Technology implementation	272	—
COVID-19 expenses	—	223
Non-GAAP operating income	$8,675	$7,248

GAAP net income	$3,457	$1,789
Amortization of acquired intangible assets	3,428	4,012
Stock compensation	752	298
Transition costs	—	251
Technology implementation	272	—
COVID-19 expenses	—	223
Related party interest income	—	(336)
Tax effect of non-GAAP adjustments	(1,113)	(1,201)
Non-GAAP net income	$6,796	$5,036

GAAP net income per share - diluted	$0.24	$0.13
Amortization of acquired intangible assets	0.24	0.29
Stock compensation	0.05	0.02
Transition costs	—	0.02
Technology implementation	0.02	—
COVID-19 expenses	—	0.02
Related party interest income	—	(0.02)
Tax effect of non-GAAP adjustments	(0.08)	(0.09)
Non-GAAP net income per share - diluted (a)	$0.48	$0.36

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z, Suite A Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended July 31,
	2021	2020
GAAP net income	$3,457	$1,789
Interest expense	46	—
Income tax expense	849	1,095
Depreciation and amortization	4,179	5,388
Related party interest income	—	(336)
Stock compensation	752	298
Transition costs	—	251
Technology implementation	272	—
COVID-19 costs	—	223
Non-GAAP Adjusted EBITDAS	$9,555	$8,708